CONSOLIDATED BALANCE SHEETS (Parentheticals) (USD $)	Dec. 31, 2011	Mar. 31, 2011	Mar. 31, 2010
Common stock, shares potentially subject to recission rights	4,868,590	4,868,590
Common stock, par value (in Dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, shares authorized	150,000,000	75,000,000	75,000,000
Common stock, shares issued	47,591,843	14,890,181	12,989,207
Common stock, shares outstanding	47,591,843	14,890,181	12,989,207